UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 20, 2014
Date of Report (date of earliest event reported)

Nanometrics Incorporated
(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices)
Registrant's telephone number, including area code: (408) 545-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2014, the Board of Directors (the “Board”) of the Company appointed Christine Tsingos to serve as a member of the Board of Directors to serve until the next annual meeting of the stockholders of the Company, which is to be held in 2015, and until her successor is elected and qualified, or upon her earlier death, resignation, or removal. Ms. Tsingos will also serve on the Audit Committee of the Board as the Chairperson of the Audit Committee. Concurrently with such appointment, the Board increased the size of the Board from five (5) directors to six (6) directors.
As a non-employee director, Ms. Tsingos will receive annual cash compensation in the amount of $50,000, and restricted stock units (“RSUs”) with a value of $100,000 (6,165 RSUs) which will vest on the earlier of May 20, 2015, or the date of the 2015 Annual Meeting of Stockholders. Ms. Tsingos will receive an additional $20,000 in annual cash compensation as the Chairperson of the Audit Committee, and will be eligible to participate in Nanometrics’ self-funded health care and Executive Reimbursement Plan.
Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 20, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.
J. Thomas Bentley, Edward J. Brown Jr., Stephen G. Newberry, Bruce C. Rhine, and Timothy J. Stultz, Ph.D. were elected as directors of the Company, each to serve for a term of one year or until his respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Thomas Bentley	19,339,699	43,893	2,763,909
Edward J. Brown Jr.	19,284,964	98,628	2,763,909
Stephen G. Newberry	19,142,742	240,850	2,763,909
Bruce C. Rhine	19,283,003	100,589	2,763,909
Timothy J. Stultz, Ph.D.	19,338,719	44,873	2,763,909

2.
The advisory vote approving, as an advisory (non-binding) vote, the compensation paid to the Company’s executive officers in 2013, as disclosed in the Company’s proxy statement for the Annual Meeting, was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,631,686	741,444	10,462	2,763,909

3.	PricewaterhouseCoopers, LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2014, by the following vote:

Votes For	Votes Against	Abstain

22,069,530	66,610	11,361

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2014	NANOMETRICS INCORPORATED

/S/ Ronald W. Kisling
Ronald W. Kisling Chief Financial Officer
Duly Authorized Officer